NORTHERN FUNDS

High Yield Fixed Income Fund

Summary Prospectus | July 31, 2018	Ticker: NHFIX

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s complete Prospectus and other information about the Fund online at northerntrust.com/prospectus. You can also get this information at no cost by calling 800-595-9111 or by sending an e-mail request to northern-funds@ntrs.com. If you purchase shares of the Fund through a financial intermediary (such as a bank or a broker-dealer), the complete Prospectus and other information are also available from your financial intermediary. The Fund’s complete Prospectus and Statement of Additional Information, both dated July 31, 2018, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income. In doing so, the Fund also may consider the potential for capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Redemption Fee (within 30 days of purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	0.77%
Other Expenses	0.04%
Transfer Agent Fees	0.02%
Other Operating Expenses	0.02%
Acquired Fund Fees and Expenses(2)	0.01%
Total Annual Fund Operating Expenses(3)	0.82%
Expense Reimbursement(4)	(0.03)%
Total Annual Fund Operating Expenses After Expense Reimbursement(3)	0.79%

(1)	The expense information has been restated to reflect current fees.

(2)	Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies. They are not direct costs paid by Fund shareholders.

(3)

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(4)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed 0.78%. The “Total Annual Fund Operating Expenses After Expense Reimbursement” may be higher than the contractual limitation as a result of the excepted expenses, including but not limited to Acquired Fund Fees and Expenses, that are not reimbursed. This contractual limitation may not be terminated before July 31, 2019 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$81	$259	$452	$1,011

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 95.52% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking to achieve its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets in lower quality bonds and other fixed-income securities (commonly referred to as “junk bonds”). These may include:

∎	Obligations of U.S. and foreign corporations and banks;

∎	Obligations of state, local and foreign governments;

∎

Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises, including obligations that are issued by private issuers that are guaranteed as to principal and interest by the U.S. or foreign governments, their agencies or instrumentalities;

∎	Senior and subordinated bonds and debentures;

∎	Zero coupon, pay-in-kind and capital appreciation bonds;

∎	Convertible securities, preferred stock, structured securities and loan participations;

∎	Warrants, rights and other equity securities that are acquired in connection with the Fund’s investments in debt or convertible securities; and

∎	Repurchase agreements relating to the above instruments.

NF SUM HYFI (7/18)	SUMMARY PROSPECTUS	1	HIGH YIELD FIXED INCOME FUND

Lower quality securities are rated BB, Ba or lower by a Nationally Recognized Statistical Rating Organization (“NRSRO”). Unrated securities will be of comparable quality as determined by the Fund’s investment adviser.

Lower rated securities tend to offer higher yields than higher rated securities with similar maturities. However, lower rated securities are considered speculative and generally involve greater price volatility and greater risk of loss than higher rated securities. There is no minimum rating for a security purchased or held by the Fund, and the Fund may purchase securities that are in default. Although the Fund invests primarily in lower quality fixed-income securities, it may invest a portion of its assets in securities of higher quality. During temporary defensive periods, the Fund may invest all of its assets in securities of higher quality. The Fund may not achieve its investment objective when this temporary strategy is used.

Although the Fund primarily invests in the debt obligations of domestic issuers, it may make limited investments in the securities of foreign issuers.

In buying and selling securities for the Fund, the Fund’s investment adviser uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, the Fund’s investment adviser will emphasize particular securities and types of securities (such as asset-backed, mortgage-backed and corporate securities) that the team believes will provide a favorable return in light of the risks. The Fund’s investment adviser also may consider obligations with a more favorable or improving credit or industry outlook that provide the potential for capital appreciation.

The Fund does not have any portfolio maturity limitation, and may invest its assets from time to time in instruments with short, medium or long maturities. The instruments held by the Fund are considered speculative, and an investment in the Fund presents substantial risks in relation to a fund that invests in investment grade instruments.

The Fund’s investment adviser may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

PRINCIPAL RISKS

CONVERTIBLE SECURITIES RISK is the risk that the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Additionally, the Fund may be forced to convert a security before it would otherwise choose, which could have an adverse effect on the Fund’s return and its ability to achieve its investment objective.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

CURRENCY RISK is the risk that foreign currencies, securities that trade in or receive revenues in foreign currencies, or derivatives that provide exposure to foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s net asset value is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the Fund invests, causing an adverse impact on the Fund’s investments in the affected region.

CYBERSECURITY RISK is the risk of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the investment adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders.

DEBT EXTENSION RISK is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline.

HIGH-YIELD RISK is the risk that the Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and net asset value. High yield securities are considered highly speculative and are subject to the increased risk of an issuer’s inability to make principal and interest payments.

INFLATION RISK is the risk that interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced.

INTEREST RATE RISK is the risk that during periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher. Securities with longer maturities tend to be more sensitive to changes in interest rates, causing them to be more volatile than securities with shorter maturities. Securities with shorter maturities tend to provide lower returns and be less volatile than securities with longer maturities. If interest rates rise, the Fund’s yield may not

HIGH YIELD FIXED INCOME FUND	2	SUMMARY PROSPECTUS

increase proportionately, and the maturities of fixed income securities that have the ability to be prepaid or called by the issuer may be extended. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but are expected to increase in the future with unpredictable effects on the markets and the Fund’s investments. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. A low or declining interest rate environment poses additional risks to the Fund’s performance, including the risk that proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

LIQUIDITY RISK is the risk that the Fund will not be able to pay redemption proceeds in a timely manner because of unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing its ability to sell particular securities or close derivative positions at an advantageous market price or other reasons. Certain securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like and the Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. In addition, less liquid securities may be more difficult to value and markets may become less liquid when there are fewer interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. Recently, dealers have generally been less willing to make markets for fixed income securities. All of these risks may increase during periods of market turmoil and could have a negative effect on the Fund’s performance.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.

MARKET RISK is the risk that general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment could cause the value of your investment in the Fund, or its yield, to decline. The market value of the securities in which the Fund invests may go up or down in response to the prospects of particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

PORTFOLIO TURNOVER RISK is the risk that high portfolio turnover, including investments made on a shorter-term basis or instruments with a maturity of one year or less at the time of acquisition, may lead to increased Fund expenses resulting in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.

PREPAYMENT (OR CALL) RISK is the risk that prepayment of some fixed-income securities may result in a decreased rate of return and a decline in value of those securities.

STRUCTURED SECURITIES RISK is the risk that loss may result from the Fund’s investments in structured securities. Structured securities may be more volatile, less liquid and more difficult to price accurately than less complex securities due to their derivative nature. As a result, investments in structured securities may adversely affect the Fund’s net asset value. In some cases it is possible that the Fund may suffer a total loss on its investment in a structured security.

U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored entities if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are neither issued nor guaranteed by the U.S. Treasury and, therefore, may not be backed by the full faith and credit of the United States. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

VALUATION RISK is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2018 is (0.21)%. For the periods shown in the bar chart above, the highest quarterly return was 10.22% in the second quarter of 2009, and the lowest quarterly return was (11.14)% in the fourth quarter of 2008.

SUMMARY PROSPECTUS	3	HIGH YIELD FIXED INCOME FUND

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2017)

	Inception Date	1-Year	5-Year	10-Year	Since Inception
High Yield Fixed Income Fund	12/31/98
Returns before taxes		7.58%	4.99%	6.42%	5.98%
Returns after taxes on distributions		4.82%	2.11%	3.49%	2.94%
Returns after taxes on distributions and sale of Fund shares		4.24%	2.51%	3.70%	3.24%
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (reflects no deduction for fees, expenses, or taxes)		7.50%	5.78%	8.09%	7.10%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGERS. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the investment adviser of the High Yield Fixed Income Fund. Richard J. Inzunza, Senior Vice President of Northern Trust Investments, Inc., has been a manager of the Fund since August 2007 and Bradley Camden, Senior Vice President of Northern Trust Investments, Inc., and Eric R. Williams, Vice President of Northern Trust Investments, Inc., have been managers of the Fund since October 2016. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may open an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Fund shares through your account at Northern Trust (or an affiliate) or an authorized intermediary.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎

By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-deferred accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

HIGH YIELD FIXED INCOME FUND	4	SUMMARY PROSPECTUS